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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 22, 2004
                Date of Report (Date of earliest event reported)

                          ----------------------------


                          HURON CONSULTING GROUP INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-50976               01-0666114
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)       Identification Number)


                           550 WEST VAN BUREN STREET
                               CHICAGO, ILLINOIS
                                     60607
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (312) 583-8700
              (Registrant's telephone number, including area code)

                          ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425
         under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.

         On October 22, 2004, Huron Consulting Group Inc. issued a press release announcing that the underwriters of its initial public offering have exercised in full their over-allotment option. A copy of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

              99.1    Press release, dated October 22, 2004


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Huron Consulting Group Inc.
                                      ---------------------------------
                                                (Registrant)


Date:      October 22, 2004                    /s/  Gary L. Burge
                                      ---------------------------------
                                                  Gary L. Burge
                                                  Vice President,
                                       Chief Financial Officer and Treasurer


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------------  ---------------------------------------------------------------
99.1          Press Release, dated October 22, 2004